Derivative instruments and hedging activities- Additional Information (Detail) (USD $)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Derivative [Line Items]
Derivative, Credit Risk	By using derivative instruments, the Corporation exposes itself to credit and market risk. If a counterparty fails to fulfill its performance obligations under a derivative contract, the Corporation’s credit risk will equal the fair value of the derivative asset. Generally, when the fair value of a derivative contract is positive, this indicates that the counterparty owes the Corporation, thus creating a repayment risk for the Corporation. To manage the level of credit risk, the Corporation deals with counterparties of good credit standing, enters into master netting agreements whenever possible and, when appropriate, obtains collateral. On the other hand, when the fair value of a derivative contract is negative, the Corporation owes the counterparty and, therefore, the fair value of derivatives liabilities incorporates nonperformance risk or the risk that the obligation will not be fulfilled.
Derivatives, Offsetting Fair Value Amounts, Policy [Policy Text Block]	Pursuant to the Corporation's accounting policy, the fair value of derivatives is not offset with the amounts for the right to reclaim cash collateral or the obligation to return cash collateral.
Derivative, Collateral, Right to Reclaim Cash	$ 72,000,000	$ 86,000,000
Derivative, Collateral, Obligation to Return Cash	2,000,000	3,000,000
Derivative, Net Liability Position, Aggregate Fair Value	57,000,000	67,000,000
Collateral Already Posted, Aggregate Fair Value	72,000,000	86,000,000
Additional Collateral, Aggregate Fair Value	0	0
Cash Flow Hedge Gain (Loss) to be Reclassified within Twelve Months	2,294,000
Fair Value Hedges, Net	0	0
Gain (Loss) on Derivative Instruments Held for Trading Purposes, Net	$ (42,293,000)	$ (15,033,000)	$ (19,534,000)
Cash Flow Hedging [Member]
Derivative [Line Items]
Derivative, Higher Remaining Maturity Range	79